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                                  EXHIBIT 23.3

                       CONSENT OF INDEPENDENT ACCOUNTANTS

         We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 7, 2000 in EarthLink, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1999. We also consent to the references to our firm in the Registration Statement.

                                    /s/ ARTHUR ANDERSEN LLP
                                    -----------------------------------
                                    Arthur Andersen LLP
                                    June 14, 2000